SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 24, 2011

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	77-0532590
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

107 Commerce Way
Sanford, FL 32771
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(321) 397-2072
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2011, I Gotcha Holdings, LLC (“IGH”), filed a lawsuit in the Circuit Court in Florida for payments it alleges were owed under an asset purchase agreement (the “Asset Purchase Agreement”) and consulting agreement (the “Consulting Agreement”) dated December 4, 2010 between IGH, Pro Line Sports, Inc. (“Pro Line”) and Feel Golf Company, Inc. (the “Company”), as well as for an injunction against selling or disposing of IGH inventory in the possession of the Company (the “Lawsuit”). The Consulting Agreement provided for the purchase of IGH’s inventory by the Company on an as needed basis to fulfill orders.

The Lawsuit was voluntarily discontinued by IGH on June 21, 2011.

On June 24, 2011, the Company, IGH and Pro Line entered into a settlement agreement (the “Agreement”). Pursuant to the Agreement, the parties agreed to a new structure regarding fees due under the Consulting Agreement. The Agreement contemplates, among other things, that:

•
The Company will pay 30% of all future sales receipts to IGH until the balance of $123,088.97, representing IGH inventory sold by the Company, plus $3,500 in attorney’s fees for IGH, is paid in full. Thereafter, 25% of all future sales receipts received by the Company will be paid to IGH until the balance of $185,252.39, representing the value of the remaining IGH inventory held by the Company, is paid in full;

•
Within ten days of the execution of an escrow agreement between the parties and an escrow agent, the Company would place 833,000 shares of the Company’s Series A Preferred Stock in escrow as collateral, as provided in the Consulting Agreement;

•
Within twenty days of the Agreement, the Company shall file a registration statement with the Securities and Exchange Commission and issue $25,878 worth of the Company’s common stock to IGH, pursuant to the Consulting Agreement; and

•	The Company shall continue to pay $14,393.31 in cash to IGH for its monthly consultant fee, as provided in the Consulting Agreement.

A Copy of the Asset Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 7, 2011 and is incorporated by reference herein. A copy of the Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K. The descriptions of the transactions contemplated by these documents do not purport to be complete and are qualified in their entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

N/A

(b) Pro Forma Financial Information

N/A

(c) Shell company transactions

N/A

(d) Exhibits

Exhibit No.	Description
10.1
Asset Purchase Agreement by and between Feel Golf Company, Inc. and Pro Line Sports, Inc. dated December 4, 2010 [incorporated by reference herein to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 7, 2011].

10.2	Settlement Agreement by and between Feel Golf Company, Inc. and IGotcha Holdings, LLC, dated June 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feel Golf Co., Inc.

Date: June 29, 2011	By:	/s/ Lee Miller
Lee Miller
Chief Executive Officer